UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2005

VERIFONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32465	04-3692546
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2099 Gateway Place, Suite 600
San Jose, CA 95110
(Address of principal executive offices with zip code)

(408) 232-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                         Results of Operations and Financial Condition.

On December 1, 2005, VeriFone Holdings, Inc. (the “Registrant”) issued a press release and held a conference call to report its financial results for the fiscal quarter and year ended October 31, 2005.  The conference call was pre-announced and was available to the public through live teleconference and webcast.  A copy of the Registrant’s press release that contains its financial results for the fiscal quarter and year ended October 31, 2005 is being furnished as Exhibit 99.1 to this report on Form 8-K.  Excerpts from the script for the conference call that include certain non-GAAP financial information are being furnished as Exhibit 99.2 to this report on Form 8-K .

The information furnished pursuant to this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in Exhibits 99.1 and 99.2 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report, including Exhibits 99.1 and 99.2, shall not be deemed to constitute an admission that such information or exhibits are required to be furnished pursuant to Regulation FD or that such information or exhibits contain material information that is not otherwise publicly available.  In addition, the Registrant does not assume any obligation to update such information or exhibits in the future.

Use of Non-GAAP Financial Information

The Registrant used certain non-GAAP financial measures in both the press release and the conference call that were not prepared in accordance with U.S. generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies.  The Registrant has provided reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures in Exhibit 99.1 and on the Investor Relations section of the Registrant’s website at http://www.verifone.com.  Exhibit 99.1 also describes the reasons why management believes the presentation of these non-GAAP financial measures provides useful information to investors and any additional purposes for which management uses these non-GAAP financial measures.

Item 9.01                         Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K

99.1                       Press Release of the Registrant dated December 1, 2005

99.2                       Excerpts from the Script of the Registrant’s conference call held on December 1, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE HOLDINGS, INC.

Date: December 1, 2005
	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Senior Vice President and Chief Financial Officer